CONFIDENTIAL TREATMENT REQUESTED

Agreement No. AX-713

Supplement No. 3

SUPPLEMENTAL AGREEMENT

THIS AGREEMENT,  made as of November 30, 2006 by and between THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called the “Port Authority”) and NEW YORK TELECOM PARTNERS, LLC (hereinafter called the “Permittee”),

WITNESSETH, That:

WHEREAS, the Port Authority and the Permittee heretofore and as of August 26, 1999 entered into an agreement identified by the above Port Authority Agreement Number (which agreement, as the same may have heretofore been supplemented and amended is hereinafter called the “TNAS Agreement”) covering certain privileges and obligations with respect to the installation, operation and maintenance of a wireless telecommunications network access system (“TNAS System”) at Port Authority facilities designated in the Agreement; and

WHEREAS, among the privileges and obligations granted to and imposed on the Permittee under the TNAS Agreement with respect to the TNAS System, the TNAS Agreement grants the Permittee the right to provide unlicensed wireless services that operate in the “Wireless LAN” (iEEE 802.11) service band of the radio frequency spectrum (the “Wi-Fi Service”); and

WHEREAS, the Port Authority and the Permittee desire to amend the TNAS Agreement to provide for the Permittee’s implementation of its right to install, operate and maintain the Wi-Fi Service and to include a separate fee, not currently included in the TNAS Agreement, to be paid by NYTP to the Port Authority for providing the Wi-Fi Service at mutually agreed Port Authority facilities and locations;

NOW, THEREFORE, for and in consideration of the covenants and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Port Authority and the Permittee hereby agree as follows:

1. “Wi-Fi Receipts,” as used herein, shall mean all monies received or receivable (unless and until any amount is deemed to be uncollectible in accordance with generally accepted accounting principles) by NYTP for providing the Wi-Fi Services in Port Authority Covered Facilities (as defined in the TNAS Agreement), including but not limited to, [*].   Wi-Fi Receipts shall not include [*].   Wi-Fi Receipts shall not be included in “Gross Receipts” (as such term is defined and used in the TNAS Agreement).

* CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

2. The parties hereto hereby acknowledge and confirm that the Permittee will pay to the Port Authority a fee equal to [*] of Wi-Fi Receipts (the “Wi-Fi Fee”).

3. The Wi-Fi Fee shall constitute an additional component of the Additional Fee (as defined in the TNAS Agreement) and shall be payable quarterly, in arrears, within thirty (30) days following the end of each calendar quarter. The timing and method of such payments shall correspond to the quarterly payment requirements set forth in Article III of Section 5 of the TNAS Agreement, provided however, that notwithstanding anything to the contrary set forth in paragraph (b) of said Article III, payments of the Wi-Fi Fee shall be based on actual results for the calendar quarter for which each payment is made. Each payment shall be accompanied by a general report of the Wi-Fi Receipts for the relevant calendar quarter, separately stating the Wi‑Fi Receipts and the total number of paid “sessions” (including, without limitation, as presently designated by Permittee:  “Private Services,” Ad Hoc Paid Sessions,” “Roaming Paid Sessions,” and “Airport Worker Subscriptions”) for each Port Authority Covered Facility at which the Permittee provides Wi-Fi Service.

4. Payment of the Wi-Fi Fee for calendar year 2006 through the last day of the most recent calendar quarter shall be payable within ten (10) days following the execution of this Agreement.  The parties shall continue discussions intended to reach agreement regarding payment to the Port Authority of the unpaid Wi-Fi Fees from calendar year 2005 and periods prior thereto, which Wi-Fi Fees shall be immediately due to the Port Authority upon the mutual agreement of the parties regarding such payment terms.

5. The Permittee hereby represents and warrants that the provisions of subparagraph (b)(ii)(1) of Section 25 of the TNAS Agreement are fully applicable with respect to the negotiation and execution of this Agreement as a supplement to the TNAS Agreement and that no approval by or consultation with the “Project Lender” (as defined in said Section 25) shall be required in order to authorize or permit the Permittee to negotiate and enter into this Agreement with the Port Authority.

6. The parties acknowledge that this Agreement memorializes all agreements and understandings between the parties concerning, and constitutes the entire and only understandings or agreements between the parties regarding, the Wi-Fi Fee.

7. Neither the Commissioners of the Port Authority nor any of them, nor any officer, agent or employee thereof, shall be charged personally by the Permittee with any liability, or held liable to it under any term or provision of this Agreement or because of its execution or attempted execution or because of any breach thereof.

*  CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

8. This Agreement and the TNAS Agreement which it amends constitute the entire agreement between the Port Authority and the Permittee on the subject matter and may not be changed, modified, discharged or extended except by instrument in writing duly executed on behalf of both the Port Authority and the Permittee.  The Permittee agrees that no representations or warranties shall be binding upon the Port Authority unless expressed in writing in the TNAS Agreement or in this Agreement.  All prior or contemporaneous understandings, discussions or agreements regarding the Wi-Fi Fee are expressly superseded by this Agreement

9. As hereby amended, all of the terms, covenants, provisions, conditions and agreements of the TNAS Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the Port Authority and the Permittee have executed these presents, as of the date first above written.

ATTEST:	THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY

By:
Secretary
Title:
(Seal)

ATTEST:	NEW YORK TELECOM PARTNERS, LLC

By:	Concourse Communications Group, LLC

By:
Jon Irwin, Chief Operating Officer

CONFIDENTIAL TREATMENT REQUESTED

(Port Authority Acknowledgment)

STATE OF NEW YORK)

)ss.:

COUNTY OF NEW YORK)

On the ____ day of ___________________, 201__, before me personally came ______________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________________________; that he is the ______________________________ of The Port Authority of New York and New Jersey, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Commissioners of said corporation; and that he signed his name thereto by like order.

(notarial seal and stamp)

(Limited Liability Company Acknowledgment)

STATE OF ____________)

)ss.:

COUNTY OF __________)

On the ____ day of ___________________, 201__, before me personally came ______________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________________________________________________; that he is the ______________________________ of New York Telecom Partners, LLC, a Delaware limited liability company, the limited liability company described in and which executed the foregoing instrument; that he executed the same for and on behalf of said limited liability company, and that he is duly authorized and empowered to do so.

(notarial seal and stamp)